EXHIBIT 10.1

FIRST AMENDMENT TO

SHARE EXCHANGE AGREEMENT

THIS AGREEMENT made as of the 24th day of May, 2018.

AMONG

THE PERSONS IDENTIFIED ON SCHEDULE A TO THIS AGREEMENT AS THE SELLERS,

(together, the “Sellers”)

AND

MARATHON GLOBAL INC., a corporation incorporated under the laws of the Province of Ontario

(“Marathon”)

AND

KANEH BOSM BIOTECHNOLOGY INC., a corporation incorporated under the laws of the Province of British Columbia

(“KBB”)

WHEREAS the parties entered into a Share Exchange Agreement dated May 17, 2018 (the “Agreement”);

AND WHEREAS the parties have agreed to amend the Agreement as set out in this amending agreement;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual provisions and covenants herein and in the Agreement, the parties hereby agree as follows:

1.	The Agreement is hereby amended as follows:

(a) Schedule A of the Agreement is hereby deleted and Schedule A hereto is hereby inserted in its place.

2.	In all other respects the terms and conditions set forth in the Agreement shall remain unamended, and time shall remain of the essence.

3.	Capitalized terms used herein but not otherwise defined shall have the meaning ascribed thereto in this Agreement.

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IN WITNESS WHEREOF the parties hereto have executed these presents the day and year first above written.

MARATHON GLOBAL INC.		KANEH BOSM BIOTECHNOLOGY INC.

By:	/s/ Gavin Treanor	By:	/s/ Eugene Beukman
	(Authorized Signatory)		(Authorized Signatory)

SELLERS:

COSMOS HOLDINGS INC.

By:	/s/ Grigorios Siokas
(Authorized Signatory)

SIGNED, SEALED & DELIVERED In the presence of:

/s/ Gavin Treanor
Gavin Treanor

SIGNED, SEALED & DELIVERED In the presence of:

/s/ Lianne Treanor
Lianne Treanor

SIGNED, SEALED & DELIVERED In the presence of:

/s/ Brian Treanor
Brian Treanor

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SCHEDULE A

THE SELLERS, PURCHASED SHARES AND PAYMENT SHARES

Sellers	Shareholder Address	Number of Purchased Shares Held	Number of Payment Shares to be Received
Cosmos Holdings Inc.		2,500,000	5,000,000
Gavin Treanor		2,250,000	4,500,000
Lianne Treanor		2,250,000	4,500,000
Brian Treanor		500,000	1,000,000
	Total	7,500,000	15,000,000

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